Exhibit 10.1 Amended and Restated 1998 Stock Option Plan




                              AMENDED AND RESTATED
                             l998 STOCK OPTION PLAN
                                       OF
                        GENERAL DATACOMM INDUSTRIES, INC.
                              As of October 4, 2000

1. Purpose of the Plan. This Plan (herein called the "Plan") is designed to provide an incentive to key employees, officers and directors who are employees and non-employee directors, of GENERAL DATACOMM INDUSTRIES, INC. (herein called the "Corporation") and its subsidiaries, as defined in Section 425(f) of the Internal Revenue Code of l986 and to offer an additional inducement in obtaining and retaining the services of key personnel.

2. Stock Subject to the Plan. "Non-Statutory Stock Options" may be granted under the Plan to purchase in the aggregate not more than 2,000,000 shares of Common Stock, $.l0 par value, of the Corporation (herein called "Common Stock"), which shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Corporation. In the event an option for any reason expires or terminates unexercised as to all shares, such remaining shares shall again become available for options under the Plan.

3. Administration of the Plan. The Plan shall be administered by the Chairman of the Board and a Stock Option Committee, who shall report to the Board of Directors the names of those granted options, the number of shares covered by each option and the applicable option prices. The Stock Option Committee shall consist of two (2) or more members of the Board of Directors appointed by the Board of Directors who are not employees of the Corporation. The Stock Option Committee shall have the exclusive right to grant stock options to employees who are subject to Section l6(a) of the Securities Exchange Act of l934 ("l934 Act"), and the Chairman of the Board shall have the exclusive right to make all other grants. Except with respect to grants by the Stock Option Committee, the Chairman of the Board shall have the full power to construe and interpret the Plan and to establish and amend rules, regulations and forms for its administration. The Plan may not be amended, however, without the approval of the Board of Directors which shall also determine which employees are subject to Section l6(a) of the l934 Act.

4. Eligibility. The Chairman of the Board and Stock Option Committee may, consistent with the purposes of the Plan and Paragraph 3, grant options from time to time, within ten (l0) years from the date of adoption of the Plan by the Board of Directors of the Corporation, to key employees, officers and directors who are employees and non-employee directors of the Corporation or of any of its present subsidiaries or future subsidiary corporations (herein called "Subsidiaries"), and covering such number of shares of Common Stock as may be determined, provided that no employee whose basic salary before bonuses or incentive payments is less than $20,000 per year shall be eligible to receive an option. Employees may receive more than one (l) option under the Plan. At all times (i) a minimum of 20% of the employees of the Corporation shall be eligible to receive options under the Plan and (ii) less than 50% of the persons eligible to receive options under the Plan shall be officers and directors of the Corporation.

5. Option Price. The purchase price of the Common Stock under each option shall be determined by the Chairman of the Board and the Stock Option Committee, as the case may be, and shall be the fair market value of the stock at the time of granting of the option as determined by the Chairman of the Board or Stock Option Committee, as the case may be. Such fair market value shall be taken by the Chairman of the Board and Stock Option Committee as the average between the high and low sale price on the date the option is granted, or, if there is no such sale on that date, then on the last previous day on which such a sale was reported.

6. Term of Option. The term of each option granted pursuant to the Plan shall be for a period not exceeding ten (l0) years from the date of granting thereof. Options shall be subject to earlier termination as hereinafter provided.

7. Exercise of Option. The option shall be exercisable in whole or in part from time to time during the term thereof as may be determined by the Chairman of the Board or Stock Option Committee, as the case may be, and stated in the option, provided, however, that unless otherwise authorized by the Board of Directors as to all options outstanding under the Plan, no option may be exercised prior to the first anniversary of the date of granting of such option. Notwithstanding the foregoing, the Chairman of the Board or the Stock Option Committee, as the case may be, may in their discretion from time to time waive such one (1) year restriction as to any option or options. The option shall be exercised by giving written notice to the Corporation at its principal office, Middlebury, Connecticut, specifying the number of shares purchased and accompanied by payment in full in cash of the aggregate purchase price therefor, or in the alternative, payment may be made by delivery of Common Stock of the Corporation valued at the closing price of such Common Stock on the New York Stock Exchange on the date of exercise. Certificates representing the shares of stock purchased shall be issued as promptly as practicable thereafter. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by his or her option until the date of issuance of a stock certificate for such shares. In no case may a fraction of a share be purchased or issued under the Plan. If fractions of a share would result from any adjustment, the adjustment shall be revised to the next higher whole number of shares.

8. Termination of Employment. Any option holder whose employment or directorship if not an employee, has terminated for any reason other than death or disability may exercise his or her option, to the extent exercisable upon the effective date of such termination, at any time within three (3) months after the date of termination, but in no event after the expiration of the term of the option, provided, however, that if employment or directorship be terminated either (i) for cause, or (ii) as to employees only, without the employee giving reasonable notice (not less than 30 days unless waived in writing by the Chairman of the Board) said option shall (to the extent not previously exercised) terminate immediately.

9. Death or Disability of Employee or Non-Employee Director. (a) If an option holder dies while he or she is employed, by or a director of, the Corporation or any of the Subsidiaries or within three (3) months after termination of the option holder's employment or directorship [unless such termination was either
(i) for cause, or (ii) without the option holder employee giving reasonable notice (not less than 30 days unless waived in writing by the Chairman of the Board)] the option may be exercised by his or her executor, administrator or other person at the time entitled by law to the option holder's rights under the option, at any time within one (l) year after death, but in no event after the expiration of the term of the option, to the extent of the following schedule:

                      Time From Grant of Option
         ----------------------------------------------------
                                                  Percentage
           From            to the end of          Exercisable
         ------------      -------------          -----------

         1 Day               12 Months                33%

         12 Months           24 Months                67%

         Over 24 Months                              l00%

(b) In the event that an option holder becomes permanently and totally disabled while in the employ of, or while a director of, the Corporation or any of the Subsidiaries, the option holder may, but only within one (l) year next succeeding the day of the commencement of such disability, exercise an option to the extent of the above schedule, but in no event after the expiration of the option. For this purpose, an option holder shall be considered permanently and totally disabled if unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (l2) months. An option holder shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times as a committee appointed by the Chairman of the Board may require. The committee shall consist of three (3) employees who may be officers of the Corporation. Said committee's determination of whether the option holder is permanently and totally disabled shall be final and absolute, and shall not be subject to question by the option holder, a representative of the option holder, or the Corporation.

10. Stock Option Contract. Each option shall be evidenced by an appropriate Stock Option Contract which shall provide, among other things, (a) that with respect to option holders who are employees the employee agrees that he or she will remain in the employ of the Corporation or its Subsidiaries, at the election of the Corporation, for a period of at least one (l) year from the later of (i) the date the option is granted or (ii) the date to which he or she is then otherwise obligated to remain in the employ of the Corporation, and (b) that in the event of exercise of such option, unless the shares have been registered under the Securities Act of l933, as amended, the shares subject to option will be acquired for investment and not with a view to distribution thereof. Nothing in the Plan or in any option contract entered into pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or the Subsidiaries or interfere in any way with the right of the Corporation or the Subsidiaries to terminate his or her employment at any time without liability to the Corporation or the Subsidiaries.

11. Adjustments Upon Changes in Common Stock. If additional shares of Common Stock are issued by the Corporation pursuant to a stock split or stock dividend in excess of 5% in any one (l) year, the number of shares of Common Stock then covered by each outstanding option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares of Common Stock of the Corporation reserved for the purposes of this Plan shall be increased by the same proportion. In the event that the shares of Common Stock of the Corporation are reduced at any time by a combination of shares, the number of shares of Common Stock then covered by each outstanding option granted under the Plan shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of this Plan shall be reduced proportionately with no reduction in the total price of the shares then so covered, and the number of shares of Common Stock reserved for the purposes of this Plan shall be reduced by the same proportion. If the Corporation shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Corporation shall be sold or exchanged, each employee to whom an option has been granted under this Plan shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of the option, the same number and kind of shares of stock or the same amount of property, cash or securities as the employee would have been entitled to receive upon the happening of any such corporate event as if the employee had been, immediately prior to such event, the holder of the number of shares covered by the option. No option adjustment shall be made for stock dividends which are not in excess of 5% (even though the cumulative total of such stock dividends over the life of an option may be in excess of 5%), cash dividends or the issuance to stockholders of the Corporation of rights to subscribe for additional Common Stock or other securities.

12. Amendments and Termination of the Plan. The Plan shall terminate on April 22, 2008, and an option shall not be granted under the Plan after that date. The Board of Directors may at any time suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option, adversely affect the holder's rights under such option.

13. Non-Transferability of Option. No option granted under the Plan shall be transferable otherwise than by Will or the laws of descent and distribution; and options may be exercised, during the lifetime of the holder thereof, only by such holder. Notwithstanding the foregoing, in the discretion of the Board of Directors, the Chairman of the Board or the Stock Option Committee, as the case may be, as and to the limited extent provided in Form S-8 Registration Statement under the Securities Act of 1933, as amended, General Instruction A(5) as in effect from time to time, the employee may make a gift, or a transfer pursuant to a domestic relations order, to a family member as defined therein, including a trust and other entity in which the employee has more than 50% of the beneficial interest, provided the recipient expressly acknowledges in writing to the Corporation, that its acquisition is subject to all of the terms and conditions of the Plan and the assigned option, including jurisdiction, interpretation, termination, forfeiture and repayment based on the acts and/or status of the employee assigning such option or part thereof.

14. Restriction on Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares pursuant to any stock option agreement unless:

         (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of l933, as amended, or are exempt from such registration;

         (b) the prior approval of such sale or issuance has been obtained from any State regulatory body having jurisdiction; and

         (c) in the event the stock has been listed on any stock exchange, the shares with respect to which the option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.